UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

PMFG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by PMFG, Inc. (“PMFG” or the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2014, Peerless Mfg. Co. (“Peerless”), a wholly owned subsidiary of PMFG, entered into an asset purchase agreement, dated as of March 18, 2014 (the “Agreement”), with Combustion Components Associates, Inc. (“CCA”) and R. Gifford Broderick, the sole shareholder of CCA (collectively with CCA, the “Seller”).

On March 28, 2014, Peerless completed the acquisition of substantially all of the assets of CCA other than cash and the stock of a CCA subsidiary pursuant to the Agreement. This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by PMFG on April 3, 2014, to provide the following under Item 9.01:

•	Audited financial statements of CCA as of and for the fiscal year ended November 30, 2014

•	Unaudited financial statements of CCA as of February 28, 2014 and for the three months ended February 28, 2014 and 2013

•	Unaudited pro forma condensed consolidated statement of operations for the fiscal year ended June 29, 2013 reflecting the acquisition of CCA

•	Unaudited pro forma condensed consolidated statement of operations for the nine months ended March 29, 2014 reflecting the acquisition of CCA

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements of CCA as of and for the fiscal year ended November 30, 2013, and the unaudited financial statements of CCA as of February 28, 2014 and for the three months ended February 28, 2014 and 2013 are filed as exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated statements of operations of the Company for the fiscal year ended June 29, 2013 and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended March 29, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

2.1	Asset Purchase Agreement, dated March 18, 2014, by and among Combustion Components Associates, Inc., R. Gifford Broderick and Peerless Mfg. Co. (incorporated by reference to 10.2 to the Quarterly Report on Form 10-Q, filed with the SEC on May 9, 2014)

23.1	Consent of Grant Thornton LLP

99.1	Historical financial statements of CCA

99.2	Unaudited pro forma condensed consolidated statements of operations of PMFG, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMFG, INC.

By:	/s/ Ronald L. McCrummen
Ronald L. McCrummen
Executive Vice President and Chief Financial Officer

Date: June 13, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Asset Purchase Agreement, dated March 18, 2014, by and among Combustion Components Associates, Inc., R. Gifford Broderick and Peerless Mfg. Co. (incorporated by reference to 10.2 to the Quarterly Report on Form 10-Q, filed with the SEC on May 9, 2014

23.1	Consent of Grant Thornton LLP

99.1	Historical financial statements of CCA

99.2	Unaudited pro forma condensed consolidated statements of operations of PMFG, Inc.